UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported): March 7, 2023

BrightView Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38579	46-4190788
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

980 Jolly Road

Blue Bell, Pennsylvania 19422

(484) 567-7204

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	BV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 7, 2023, BrightView Holdings, Inc. filed a Certificate of Amendment to its Third Amended and Restated Certificate of Incorporation, as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on January 26, 2023 and as approved at the Company’s 2023 Annual Meeting of Stockholders, with the Secretary of State of the State of Delaware. The Certificate of Amendment became effective on upon filing with the Secretary of State.

A copy of the Certificate of Amendment is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On March 7, 2023, the Company held its 2023 Annual Meeting of Stockholders. At the Annual Meeting, the Company’s stockholders voted on the matters disclosed in the Proxy Statement. The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 - Election of Directors

At the Annual Meeting, the Company’s stockholders elected the persons listed below as directors for a one-year term expiring at the Company’s 2024 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:

	Votes Cast For	Votes Withheld	Broker Non-Votes
James R. Abrahamson	72,898,014	12,541,907	3,160,979
Jane Okun Bomba	73,062,508	12,377,413	3,160,979
William Cornog	81,321,810	4,118,111	3,160,979
Frank Lopez	72,639,114	12,800,807	3,160,979
Andrew V. Masterman	83,419,992	2,019,929	3,160,979
Paul E. Raether	71,841,840	13,598,081	3,160,979
Richard W. Roedel	78,789,965	6,649,956	3,160,979
Mara Swan	72,286,213	13,153,708	3,160,979

Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2023.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
88,484,645	108,542	7,713	N/A

Proposal No. 3 - Approval of Amendment to Third Amended and Restated Certificate of Incorporation

The Company’s stockholders approved an amendment to the Company’s Third Amended and Restated Certificate of Incorporation to limit the liability of certain officers of the Company as permitted pursuant to recent amendments to the Delaware General Corporation Law.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
78,695,330	5,839,264	905,327	3,160,979

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Third Amended and Restated Certificate of Incorporation of the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BrightView Holdings, Inc.

Date: March 7, 2023	By:	/s/ Jonathan M. Gottsegen
	Name:	Jonathan M. Gottsegen
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary